                                                                   EXHIBIT 1.1




                            UNDERWRITING AGREEMENT


                               3,335,000 Shares

                       TRUSTED INFORMATION SYSTEMS, INC.

                                  Common Stock

                          (Par Value $.01 per share)



                                                            September   , 1996


J.P. MORGAN SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
FURMAN SELZ LLC
  as Representatives of the
  several Underwriters
  c/o J.P. Morgan Securities Inc.
  60 Wall Street
  New York, New York  10260

Dear Sirs:

          Trusted Information Systems, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in
Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 2,900,000 shares (the "Underwritten Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock") and for the sole purpose of the covering over-allotments in connection with the sale of the Underwritten Shares, at the option of the Underwriters, up to an additional 435,000 shares of Common Stock (the "Option Shares"). The Underwritten Shares and the Option Shares are herein referred to as the "Shares."

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-1 (File No. 333-05419), including a prospectus, relating to the Shares which may be amended. The registration statement as amended at the time when it becomes effective, or, if post-effective amendments are filed with respect thereto, as amended by such post-effective amendments at the time of their effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement"; the prospectus constituting a part of the Registration Statement in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus."

          The Company hereby agrees with the Underwriters as follows:

          1. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Underwritten Shares to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the respective number of Underwritten Shares set forth opposite such Underwriter's name on Schedule I hereto at a purchase price of $______________ per share (the "Purchase Price").

          In addition, on the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Option Shares to the several Underwriters, and the Underwriters shall have the option to purchase, severally and not jointly, from the Company all or a portion of the Option Shares at the Purchase Price, for the sole purpose of covering over-allotments (if any) in connection with the offering of Underwritten Shares by the several Underwriters.

          If any Option Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter on Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

          The Underwriters may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when such Option Shares are to be delivered and paid for. The date specified in any such notice shall be a Business Day (as hereinafter defined) (i) no earlier than the Closing Date (as hereinafter defined) and (ii) no later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

          2. The Company understands that the Underwriters intend (i) to make a public offering of the Shares after the Registration Statement and this Agreement have become effective as in the judgment of the Representatives is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

          3. Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives no later than noon the Business Day (as defined below) prior to the Closing Date (as defined below). In the case of the Underwritten Shares, on __________, 19__, or at such other time or date, not later than the fifth Business Day thereafter, as the Representatives and the Company may agree upon in writing. In the case of the Option Shares, such payment shall be made on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the "Closing Date" and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the "Additional Closing Date". Each of the Closing Date and the Additional Closing Date and the locations of delivery of and the form of payment for each of the Underwritten Shares and the Option Shares may be varied by agreement between the Representatives and the Company. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

          Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Shares duly paid by the Company. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

          4. The Company represents and warrants to each of the Underwriters that:

          (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement, as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein;

          (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and as of the date of filing thereof, did not, and did not and will not, as of the applicable effective date of the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as amended or supplemented at the Closing Date and the Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein;

          (c) the financial statements, and the related notes thereto, included in the Registration Statement and the Prospectus, present fairly
     (i) the consolidated financial position of the Company and its subsidiaries as of the dates indicated and (ii) the results of their operations and changes in their consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein;

          (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, and neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

          (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (f) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

          (g) this Agreement has been duly authorized, executed and delivered by the Company;

          (h) the Company has an authorized capitalization as set forth in the Prospectus and such authorized capital stock conforms as to legal matters to the description thereof set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

          (i) the Shares have been duly authorized, and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and will conform to the descriptions thereof in the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights;

          (j) neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws, or (ii) is, or with the giving of notice or lapse of time or both would be, in violation of or in default in the performance or observance of any obligation, agreement, covenant or condition under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound or of any permit, order, decree, judgment, statute, rule or regulation applicable to the Company or any of its subsidiaries, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole; the issue and sale of the Shares and the execution of this Agreement and the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue, sale and delivery of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained and are in full force and effect under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

          (k) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

          (l) the Company and its subsidiaries have good and marketable title in fee simple to all real property and to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except liens for taxes not yet due and payable and except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries;

          (m) no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

          (n) no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Shares;

          (o) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (p)  the Company has complied with all provisions of
     Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba;

          (q) Ernst & Young LLP who have certified certain financial statements of the Company and its subsidiaries are independent public accountants as required by the Securities Act;

          (r) the Company and its subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them, to the extent that such taxes have become due and are not being contested in good faith; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any subsidiary;

          (s) the Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock;

          (t) except as set forth in the Prospectus, each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except to the extent that the failure to declare or file would not, individually or in the aggregate, have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries taken as a whole, and neither the Company nor any such subsidiary has received actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance in all material respects with all laws and regulations relating to the conduct of its business as conducted as of the date hereof;

          (u) there are no existing or, to the knowledge of the Company, threatened labor disputes with, or slowdowns, strikes or work stoppages involving the employees of the Company or any of its subsidiaries which are likely to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

          (v) the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (w) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), except where such noncompliance would not, singly or in the aggregate, have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operation of the Company and its subsidiaries taken as a whole. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption. For each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;

          (x) the statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which are believed by the Company to be reliable and accurate;

          (y) except for compensation to be paid to the Underwriters under this Agreement, the Company knows of no outstanding claims for services, either in the nature of a finder's fee or origination fee, with respect to any of the transactions contemplated hereby;

          (z) the Company is the surviving corporation of a merger (the "Merger") with Trusted Information Systems, Inc., a Maryland corporation, effective as of May 31, 1996, and has the status, rights and liabilities of a surviving corporation set forth in Section 259 of the Delaware General Corporation Law ("DGCL"). The Merger was duly authorized by all necessary corporate and shareholder action on the part of each constituent corporation and complies with all applicable provisions of the DGCL and the Maryland General Corporation Law;

          (aa) except as set forth in the Prospectus, each of the Company and each of its subsidiaries owns or possesses the patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property") reasonably necessary to carry on the business conducted by each as of the date hereof, except to the extent that the failure to own or possess such Intellectual Property would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, and, except as described in the Registration Statement and the Prospectus, neither the Company nor any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, except for notices the content of which if accurate would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and

          (ab) the Company has delivered to the Underwriters written agreements, in form and substance satisfactory to the Underwriters, of each of its directors, officers and certain other shareholders, pursuant to which each has agreed not to sell, offer, agree to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock, any options, warrants or rights to purchase Common Stock, or any securities exercisable for or convertible into Common Stock for a period of 180 days after the date of this Agreement, without the prior written consent of J.P. Morgan Securities Inc; provided that such persons may, without such consent, make such dispositions pursuant to the terms and conditions of such agreements.

          5. The Company covenants and agrees with the several Underwriters as follows:

          (a) to use its best efforts to cause the Registration Statement to become effective (if the Registration Statement shall not have been declared effective prior to the execution hereof) at the earliest possible time and, if applicable, to file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the Business Day next succeeding the date of this Agreement in the quantities as the Representatives may reasonably request;

          (b) to deliver, at the expense of the Company, to the Representatives three signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits, and, during the period mentioned in paragraph (e) below, to each of the Underwriters and to dealers effecting transactions in the Shares as many copies of the Prospectus (including all amendments and supplements thereto) as the Underwriters and such dealers may reasonably request;

          (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

          (d) to advise the Representatives promptly, and, if required by the Representatives, to confirm such advice in writing, (i) when the Registration Statement shall have become or becomes effective, (ii) when any amendment to the Registration Statement shall have become effective,
     (iii) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof,
     (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (vi) the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use reasonable best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Shares, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

          (e) if, during such period of time after the first date of the public offering of the Shares as, in the reasonable opinion of counsel for the Company or the Underwriters, a prospectus relating to the Shares is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Underwriters and to any other dealers upon written request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (f) to use its best efforts to register or qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such registration or qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

          (g) to make generally available to its stockholders as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

          (h) During the period of five years after the date of this Agreement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or any national securities exchange;

          (i) for a period of 180 days after the date of this Agreement, not to issue, sell, offer, agree to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock, any options, rights or warrants to purchase Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock without the prior written consent of J.P. Morgan Securities Inc.; provided that, without such prior written consent, the Company may grant options under its director and employee stock option plans described in the Prospectus;

          (j) to file with the Commission reports on Form SR as may be required by Rule 463 under the Securities Act;

          (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the Shares, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectuses (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Representatives may designate (including fees of counsel for the Underwriters and their disbursements related to such registration or qualification), (iv) in connection with the qualification for quotation of the

     Shares on the Nasdaq National Market, (v) related to any filing with, and review by, the NASD, (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, all other agreements relating to underwriting and syndication arrangements, the Blue Sky Survey and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors, (viii) the cost of preparing stock certificates and (ix) the cost and charges of any transfer agent and any registrar;

          (l) to use its best efforts to cause the Common Stock to be qualified for quotation on the Nasdaq National Market; and

          (m) to use the net proceeds of the offering of the Shares as set forth in the Registration Statement and the Prospectus under the caption "Use of Proceeds."

          6. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information by the Commission shall have been complied with to the satisfaction of the Representatives;

          (b) the representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on and as of the Closing Date or the Additional Closing Date, as the case may be, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be;

          (c) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus; and neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

          (d) the Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to the Representatives to the effect set forth in subsections (a) through (c) (with respect to the respective representations, warranties, agreements and conditions of the Company) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth or contemplated in the Registration Statement;

          (e) Piper & Marbury L.L.P., counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives and their counsel, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

              (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

             (iii) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares and except as otherwise set forth in the Prospectus) to such counsel's knowledge are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, security interests or claims;

              (iv) except as to matters arising under any patent or patent application or any instrument or document relating thereto (as to which such counsel need not express an opinion), other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; to such counsel's knowledge, except as to matters arising under any patent or patent application or any instrument or document relating thereto (as to which such counsel need not express an opinion), no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (v) this Agreement has been duly authorized, executed and delivered by the Company;

              (vi) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

             (vii) the shares of capital stock of the Company outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

            (viii) the Shares to be issued and sold by the Company hereunder have been duly authorized, and when delivered to and paid for the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and the issuance of the Shares is not subject to any preemptive or similar rights;

              (ix) the statements in the Prospectus under "Description of Capital Stock", "Shares Eligible for Future Sale" and "Business--Regulatory Matters", and in the Registration Statement in Items 14 and 15, insofar as such statements constitute a summary of the terms of the Common Stock, legal matters, documents or proceedings referred to therein, fairly present the information required with respect to such terms, legal matters, documents or proceedings;

               (x) neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws, or (ii) is, or with the giving of notice or lapse of time or both would be, in violation of or in default in the performances or observances of any obligations, agreement, covenant or condition under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound or of any permit, order, decree, judgment, statute, rule or regulation applicable to the Company or any of its subsidiaries, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole; the issue and sale of the Shares being delivered on the Closing Date or the Additional Closing Date, as the case may be, and the execution of this Agreement and the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties;

              (xi) no consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Shares or the consummation of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

             (xii) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

            (xiii) to such counsel's knowledge, each of the Company and its subsidiaries owns, possesses or has obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all material declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and to such counsel's knowledge, each of the Company and its subsidiaries is in compliance with all material laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus;

             (xiv) to such counsel's knowledge, the Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and to such counsel's knowledge, any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do no interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries;

              (xv) the Registration Statement has been declared effective under the Securities Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Securities Act; and

             (xvi) the Company is the surviving corporation of the Merger and has the status, rights and liabilities of a surviving corporation set forth in Section 259 of the DGCL. The Merger was duly authorized by all necessary corporate and shareholder action on the part of each constituent corporation and complies with all applicable provisions of the DGCL and the Maryland General Corporation Law.

          Such opinion shall also contain a statement that such counsel believes that the Registration Statement and the Prospectus and any amendments and supplements thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and (other than the financial statements and related schedules therein, as to which such counsel need express no belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of Maryland, Delaware and New York, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (x) above counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus, any amendment or supplement thereto and review and discussion of the contents thereof, but is without independent check or verification except as specified.

          The opinion of Piper & Marbury L.L.P. described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (f) The Underwriters shall have received on the Closing Date (i) a signed opinion of Sterne, Kessler, Goldstein & Fox, as special patent counsel for the Company, substantially in the form of Exhibit A hereto and (ii) a signed opinion of Cleary & Komen, as special intellectual property counsel for the Company, substantially in the form of Exhibit B hereto, dated the Closing Date and addressed to the Underwriters and satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters.

          (g) On the effective date of the Registration Statement (the "Effective Date") and the effective date of the most recently filed post-effective amendment, if any, to the Registration Statement and also on the Closing Date or the Additional Closing Date, as the case may be, Ernst & Young LLP shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to certain financial information relating to the Company and the subsidiaries contained in the Registration Statement and the Prospectus.

          (h) The Representatives shall have received on the Closing Date, an opinion of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the validity of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          (i) The Shares shall have been qualified for quotation on the Nasdaq National Market, subject to official notice of issuance.

          (j) The "lock-up" agreements, each substantially in the form of Exhibit C hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be.

          (k) On or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

          The several obligations of the Underwriters to purchase Option Shares are subject to the conditions set forth in paragraphs (a)-(k) above on and as of the Additional Closing Date (references therein to the Closing Date shall be deemed references to the Additional Closing Date for this purpose), except that the certificate called for by paragraph (d), the opinions called for by paragraphs (e), (f) and (h) and the letter called for by paragraph (g) shall be dated as of, and delivered on, the Additional Closing Date.

          7. The Company agrees to indemnify and hold harmless each Underwriter, its officers and directors, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter, through the Representatives, expressly for use therein; provided, however, that the foregoing indemnity shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages, liabilities and judgments purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (including any amendment or supplement thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (including any amendment or supplement thereto) would have cured the defect giving rise to such losses, claims, damages, liabilities or judgments, unless such failure to deliver a copy of the Prospectus was a result of the failure of the Company to provide as many copies of such Prospectus as such Underwriter may reasonably request in a timely manner.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and each person who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives, expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person or persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing, and such Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses incurred by such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) such Indemnifying Person and such Indemnified Person shall have mutually agreed to the contrary, (ii) such Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include an Indemnifying Person and an Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc.; any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, such Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

Notwithstanding the preceding sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses incurred by counsel as contemplated by the third sentence of this paragraph, such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering and sale of the Shares (before deducting expenses) received by the Company and the total underwriting discounts received by the Underwriters bear to the aggregate public offering price of the Shares, in each case as set forth in the table on the cover of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          Each of the Company and the Underwriters agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Company on the one hand and the Underwriters on the other were each treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, (i) in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of shares of Common Stock constituting Underwritten Shares set forth opposite their names in Schedule I hereto, and not joint.

          The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company as set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person who controls the Company and (iii) acceptance of and payment for any of the Shares.

          8. Notwithstanding anything herein contained, this Agreement or the obligations of the several Underwriters with respect to the Option Shares may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the Additional Closing Date)
(i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities, or (iv) there shall have occurred an outbreak of hostilities or an escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable or inadvisable to market the Shares being delivered on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

          9. If this Agreement shall be terminated by the Representatives because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its respective obligations under this Agreement or any condition of the Underwriters obligations can not be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters who have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

          10. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

          If, on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the number of Shares to be purchased on such date by all Underwriters, the other Underwriters shall be obligated severally, in the proportions that the numbers of Underwritten Shares set forth opposite their respective names in Schedule I hereto bears to the aggregate number of Underwritten Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as the

Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by an amount in excess of one-ninth of the number of Shares which such Underwriter is obligated to purchase on such date hereunder without the written consent of such Underwriter. If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date (or, in the case of the Option Shares, the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          11. Any action by the Representatives hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Representatives, and any such action taken by J.P. Morgan Securities Inc. alone shall be binding upon the Representatives. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (facsimile
(212) 648-5705), Attention: Syndicate Department. Notices to the Company shall be given to it at 3060 Washington Road, Glenwood, Maryland 21738
(facsimile (301) 854-5755), Attention:   Stephen T. Walker

          12. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and any controlling person referred to herein and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

          14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

          If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                              Very truly yours,

                              TRUSTED INFORMATION SYSTEMS, INC.


                              By:
                                 ------------------------
                                 Name:
                                 Title:



Accepted:          , 1996

J.P. MORGAN SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
FURMAN SELZ LLC

For themselves and as the
  Representatives of the several
  Underwriters named in
  Schedule I hereto.

By:  J.P. MORGAN SECURITIES INC.



By:
   ---------------------------
   Name:
   Title:

                                                                    SCHEDULE I



                                         Number of Shares of
                                         Common Stock Constituting
                                         Underwritten Shares
Underwriter                              To Be Purchased
- -----------                              -------------------------

J.P. Morgan Securities Inc. . . . . . .
Donaldson, Lufkin & Jenrette
  Securities Corporation  . . . . . . .
Furman Selz LLC . . . . . . . . . . . .



              Total . . . . . . . . . .

                                                                     ANNEX A




                       Direct and Indirect Subsidiaries


                                                  Percentage
Subsidiary Name                                     Owned
- ---------------                                   ----------
Trusted Information Systems (UK) Ltd.                  %
                                                      ---

                                                                     EXHIBIT A

     [FORM OF OPINION OF STERNE, KESSLER, GOLDSTEIN & FOX]

1. We have reviewed the statements in the Registration Statement and Prospectus, and any amendment or supplement thereto, set forth in "Risk Factors -- Limited Protection of Intellectual Property and Proprietary Rights" and "Business -- Proprietary Information and Intellectual Property", and insofar as such statements concern patents, patent applications and patent rights, such counsel does not believe that (A) the information set forth in the Registration Statement, or in any amendment thereto, under the sections referred to above as of the time the Registration Statement became effective under the Securities Act of 1933 (the "Act"), and as of the Closing Date, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the information set forth in the Prospectus, or in any supplement thereto, under the captions referred to above as of its issue date and the Closing Date contained an untrue statement of material fact or omitted to state a material fact required to be stated therein, in light of the circumstances in which they were made, not misleading.

2. We have no knowledge of any facts that would form the basis for the belief that the Company lacks any rights or licenses to use all patents to conduct its business as described in the Prospectus.

3. No facts have come to our attention that would form a basis for the belief that any of the patents owned by the Company is unenforceable or invalid. We are not aware of any patent held by others that is infringed by the activities of the Company described in the Prospectus or by the manufacture, use or sale of any product, device, or instrument by the Company and we are not aware of any pending or threatened action, suit, proceeding or claim by others that the Company is infringing or otherwise violating any patent or proprietary information or materials of others.

4. Other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings or interference proceedings pending relating to patents, foreign patents, applications and foreign applications or proprietary information or materials of the Company, except for examination of patent applications in the ordinary course of application prosecution, and to our knowledge no such proceedings are threatened or contemplated by such governmental authorities or others.

5. To our knowledge, there has not been any action taken by or against the Company that would in any way impair its ability to protect its patents or enforce its rights thereto.

                                                                     EXHIBIT B

               [FORM OF OPINION OF CLEARY & KOMEN]


1. We have reviewed the statements in the Registration Statement and Prospectus, and any amendment or supplement thereto, set forth in "Risk Factors -- Limited Protection of Intellectual Property and Proprietary Rights" and "Business -- Proprietary Information and Intellectual Property", and insofar as such statements concern licenses, inventions, trademarks, service marks, trade names, copyright and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property"), such counsel does not believe that (A) the information set forth in the Registration Statement, or in any amendment thereto, under the sections referred to above as of the time the Registration Statement became effective under the Securities Act of 1933 (the "Act"), and as of the Closing Date, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
     (B) the information set forth in the Prospectus, or in any supplement thereto, under the captions referred to above as of its issue date and the Closing Date contained an untrue statement of material fact or omitted to state a material fact required to be stated therein, in light of the circumstances in which they were made, not misleading.

2. We have no knowledge of any facts that would form the basis for the belief that the Company lacks any rights or licenses to use all Intellectual Property to conduct its business as described in the Prospectus.

3. We are not aware of any pending or threatened action, suit, proceeding or claim by others that the Company is infringing or otherwise violating any trade secret, trademark, service mark or other right to Intellectual Property or proprietary information or materials of others.

4. Other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings or interference proceedings pending relating to trade secrets, trademarks, service marks or other right to Intellectual Property or proprietary information or materials of the Company, except for examination of trademark applications in the ordinary course of application prosecution, and to our knowledge no such proceedings are threatened or contemplated by such governmental authorities or others.

 5. To our knowledge, there has not been any action taken by or against the Company that would in any way impair its ability to protect its Intellectual Property or enforce its rights thereto.

6. To our knowledge, no government contract to which the Company is a party inhibits the Company's commercial use of any product developed thereunder.

                                                                     EXHIBIT C


                           Form of Lock-Up Agreement




                [TRUSTED INFORMATION SYSTEMS, INC. LETTERHEAD]


                                                           _____________, 1996


J.P. Morgan Securities Inc.
Donaldson, Lufkin & Jenrette
  Securities Corporation
Furman Selz LLC
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

          The undersigned owns and/or has the right to acquire and/or has the right to direct the disposition of ____________ shares of common stock, par value $.01 per share (the "Common Stock"), of Trusted Information Systems, Inc., a Delaware corporation (the "Company"). The undersigned understands that the Company has filed a registration statement on Form S-1 (the "Registration Statement) under the Securities Act of 1933, as amended, with respect to, among other things, shares of Common Stock proposed to be issued and sold by the Company (the "Shares") to the several underwriters to be named on Schedule I to the underwriting agreement (the "Underwriting Agreement") proposed to be entered into by the Company and J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Furman Selz LLC, for themselves and as representatives of the several underwriters (collectively, the "Underwriters").

          In order to induce the Company and the Underwriters to proceed with the proposed public offering of the Shares and to enter into the Underwriting Agreement, the undersigned agrees for the equal benefit of the Company and each of the Underwriters that the undersigned will not, other than as set forth below, directly, or indirectly, offer to sell, contract to sell, sell, register the sale of, pledge, grant any option to purchase or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, owned on the date hereof or hereafter acquired by the undersigned, or in any manner transfer all or a portion of the economic consequences associated with the ownership of the Common Stock (a "Transfer"), for a period of 180 days from the date of the effectiveness of the Registration Statement, without the prior written consent of J.P. Morgan Securities Inc.

          Notwithstanding the foregoing, the restrictions set forth herein shall not apply to the following:

          (i) a Transfer of the Common Stock, either during the undersigned's lifetime or on his death by will or intestacy, to a member of the undersigned's immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or one or more members of the undersigned's immediate family (for purposes hereof, the undersigned's "immediate family" shall mean his spouse, lineal descendants, father, mother, brother or sister) or to a charitable trust;

         (ii) a Transfer between any person and a guardian or conservator for such person;

        (iii)  a Transfer by way of bequest or inheritance upon death; and

         (iv) where no other assets of the estate are available for sale, a sale of the undersigned's Common Stock by an estate solely for the purposes of paying estate taxes.

provided, however, that prior to any such Transfer the transferee shall execute and deliver to each of the addressees hereto an agreement in form and substance identical to this agreement.

                              Sincerely,



                              Signature:

                              Printed Name: